                                8,500,000 Shares

                              Class A Common Stock
                                ($.o1 Par Value)

                             UNDERWRITING AGREEMENT



December  , 1999



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                             UNDERWRITING AGREEMENT


                                                               December __, 1999


Warburg Dillon Read LLC
Hambrecht & Quist LLC
Thomas Weisel Partners LLC
   As Representatives of the several Underwriters named in Schedule A hereto

c/o   Warburg Dillon Read LLC
      299 Park Avenue
      New York, New York  10171-0026


Ladies and Gentlemen:

     eSpeed, Inc., a Delaware corporation (the "Company") and an indirect subsidiary of Cantor Fitzgerald, L.P., a Delaware limited partnership (the "Parent"), proposes to issue and sell to the underwriters named in Schedule A annexed hereto (the "Underwriters") an aggregate of 6,000,000 shares (the "Firm Shares") of its Class A Common Stock, $.01 par value (the "Common Stock"), and Cantor Fitzgerald Securities, a New York partnership (the "Selling Stockholder") and a subsidiary of the Parent, proposes to sell to the Underwriters 2,500,000 shares of Common Stock. In addition, solely for the purpose of covering over-allotments, the Company and the Selling Stockholder propose to grant to the Underwriters the option to purchase from the Company and the Selling Stockholder up to an additional 1,275,000 shares of Common Stock in the aggregate (the "Additional Shares" and, collectively with the Firm Shares, the "Shares"). Of the Additional Shares, up to 1,000,000 Shares may be sold by the Company and up to 275,000 Shares may be sold by the Selling Stockholder. The Shares are described in the Prospectus as defined below.

     The Company has filed, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively called the "Act"), with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-1 (Reg. No. 333-87475) including a prospectus, relating to the Shares. The Company has furnished to you, for use by the Underwriters and by dealers, copies of one or more preliminary prospectuses (each thereof being herein called a "Preliminary Prospectus") relating to the Shares. Except where the context otherwise requires, the registration statement, as amended when it becomes effective, including all documents filed as a part thereof, and


                                       1
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including any information contained in a prospectus subsequently filed with the
Commission pursuant to Rule 424(b) under the Act and deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430(A) under the Act and also including any registration statement filed pursuant to Rule 462(b) under the Act, is herein called the "Registration Statement", and the prospectus, in the form filed by the Company with the Commission pursuant to Rule 424(b) under the Act on or before the second business day after the date hereof (or such earlier time as may be required under the Act) or, if no such filing is required, the form of final prospectus included in the Registration Statement at the time it became effective, is herein called the "Prospectus".

     The Company, the Selling Stockholder, the Parent and the Underwriters agree as follows:

     1. Sale and Purchase. Upon the basis of the warranties, representations and covenants, and subject to the terms and conditions herein set forth, the Company agrees to sell to the respective Underwriters and each of the Underwriters, severally and not jointly, agrees to purchase from the Company that number of Firm Shares which bears the same proportion to the aggregate number of Firm Shares to be issued and sold by the Company as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule A annexed hereto bears to the aggregate number of Firm Shares to be sold by the Company and the Selling Stockholder. In addition, upon the basis of the warranties, representations and covenants and subject to the terms and conditions herein set forth, the Selling Stockholder agrees to sell to the respective Underwriters and each of the Underwriters, severally and not jointly, agrees to purchase from the Selling Stockholder that number of Firm Shares which bears the same proportion to the aggregate number of Firm Shares to be sold by the Selling Stockholder as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule A annexed hereto bears to the aggregate number of Firm Shares to be sold by the Company and the Selling Stockholder. The purchase price in respect of the Shares to be purchased by the Underwriters from the Company and the
Selling Stockholder shall be $            per Share. The Company and the Selling
Stockholder are advised by you that the Underwriters intend (i) to make a public offering of their respective portions of the Firm Shares as soon after the effective date of the Registration Statement as in your judgment is advisable and (ii) initially to offer the Firm Shares upon the terms set forth in the Prospectus. You may from time to time increase or decrease the public offering price after the initial public offering to such extent as you may determine.

     Upon the basis of the warranties, representations and covenants, and subject to the terms and conditions herein set forth, the Company and the Selling Stockholder also hereby grant to the several Underwriters the option to purchase, and the Underwriters shall have the right to purchase, severally and not jointly, from the Company and the Selling Stockholder, ratably in accordance with the number of Firm Shares to be purchased by each of

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them, all or a portion of the Additional Shares as may be necessary to cover over-allotments made in connection with the offering of the Firm Shares, at the same purchase price per share to be paid by the Underwriters to the Company and the Selling Stockholder for the Firm Shares. This option may be exercised by you on behalf of the several Underwriters at any time (but not more than once) on or before the thirtieth day following the date hereof, by written notice to the Company and the Selling Stockholder. Such notice shall set forth the aggregate number of Additional Shares as to which the option is being exercised, and the date and time when the Additional Shares are to be delivered (such date and time being herein referred to as the additional time of purchase); provided, however, that the additional time of purchase shall not be earlier than the time of purchase (as defined below) nor earlier than the second business day1 after the date on which the option shall have been exercised nor later than the tenth business day after the date on which the option shall have been exercised. To the extent that the option is exercised in part, Additional Shares shall be sold by the Company and the Selling Stockholder pro rata. The aggregate number of Additional Shares to be sold to each Underwriter shall be the number which bears the same proportion to the aggregate number of Additional Shares being purchased as the number of Firm Shares set forth opposite the name of such Underwriter on Schedule A hereto bears to the total number of Firm Shares (subject, in each case, to such adjustment as you may determine to eliminate fractional shares).

     2. Payment and Delivery. Payment of the purchase price for the Firm Shares shall be made to the Company and the Selling Stockholder by Federal Funds immediately available wire transfer, against delivery of the certificates for the Firm Shares to you through the facilities of the Depository Trust Company for the respective accounts of the Underwriters. Such payment and delivery shall be made at 10:00 A.M., New York City time, on December __, 1999 (unless another time shall be agreed to by you and the Company and the Selling Stockholder or unless postponed in accordance with the provisions of Section 8 hereof). The time at which such payment and delivery are actually made is hereinafter sometimes called the time of purchase. Certificates for the Firm Shares shall be delivered to you in definitive form in such names and in such denominations as you shall specify on the second business day preceding the time of purchase. For the purpose of expediting the checking of the certificates for the Firm Shares by you, the Company and the Selling Stockholder agree to make such certificates available to you for such purpose at least one full business day preceding the time of purchase.

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

     Payment of the purchase price for the Additional Shares shall be made at the additional time of purchase in the same manner and at the same office as the payment for the Firm Shares. Certificates for the Additional Shares shall be delivered to you in definitive form in such names and in such denominations as you shall specify no later than the second business day preceding the additional time of purchase. For the purpose of expediting the checking of the certificates for the Additional Shares by you, the Company and the Selling Stockholder agree to make such certificates available to you for such purpose at least one full business day preceding the additional time of purchase.

     3. Representations and Warranties of the Company, the Parent and the Selling Stockholder.

     (i) The Company and the Parent jointly and severally represent and warrant to each of the Underwriters that:

     (a) none of the Company, the Selling Stockholder or the Parent has received, or has notice of, any order of the Commission preventing or suspending the use of any Preliminary Prospectus, or instituting proceedings for that purpose, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act; and when the Registration Statement becomes effective, the Registration Statement and the Prospectus will conform in all material respects with the provisions of the Act, and the Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that each of the Company and the Parent makes no warranty or representation with respect to any statement contained in or omitted from the Registration Statement or the Prospectus in reliance upon and in conformity with information concerning the Underwriters (in their capacity as such) and furnished in writing by or on behalf of any Underwriter (in its capacity as such) through you (in your capacity as representatives of the several Underwriters) to the Company expressly for use in the Registration Statement or the Prospectus; and none of the Company, the Selling Stockholder, the Parent nor any of their respective affiliates has distributed any offering material in connection with the offering or sale of the Shares other than the Registration Statement, the Preliminary Prospectus, the Prospectus or any other materials, if any, permitted by the Act;

     (b) as of the date of this Agreement, the Company has an authorized capitalization as set forth under the heading entitled "Actual" in the section of the

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Registration Statement and the Prospectus entitled "Capitalization" and, as of the time of purchase and the additional time of purchase, as the case may be, the Company shall have an authorized capitalization as set forth under the heading entitled "As Adjusted" in the section of the Registration Statement and the Prospectus entitled "Capitalization"; all of the issued and outstanding shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable, have been issued in compliance in all material respects with all federal and state securities laws and were not issued in violation of any preemptive right, resale right, right of first refusal or similar right;

     (c) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with the requisite corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement;

     (d) the Company is duly qualified to do business as a foreign corporation in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to so qualify would not reasonably be expected to have a material adverse effect on the business, operations, prospects, properties, condition (financial or otherwise) or results of operation of the Company and the Subsidiaries (as hereinafter defined) taken as a whole (a "Material Adverse Effect"). The Company has no subsidiaries (as defined in the Act) other than eSpeed Securities, Inc., eSpeed Government Securities, Inc., eSpeed Securities International Limited and eSpeed Markets, Inc. (collectively, the "Subsidiaries"); the Company owns 100% of the outstanding capital stock of the Subsidiaries; other than the Subsidiaries, the Company does not own, directly or indirectly, any shares of stock or any other equity or long-term debt of any corporation or have any direct or indirect equity interest or ownership of long-term debt in any firm, partnership, joint venture, association or other entity; complete and correct copies of the certificates of incorporation and of the bylaws of the Company and the Subsidiaries and all amendments thereto have been delivered to you; each Subsidiary has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with the requisite corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement; each Subsidiary is duly qualified to do business as a foreign corporation in good standing in each jurisdiction where the ownership or leasing of the properties or the conduct of its business requires such qualification, except where the failure to so qualify would not reasonably be expected to have a Material Adverse Effect; all of the outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable and are owned by the Company subject to no security interest, other

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encumbrance or adverse claims; no options, warrants or other rights to purchase, agreements or other obligations to issue or rights to convert any obligation into shares of capital stock or ownership interests in the Subsidiaries are outstanding.

     (e) the Company and each of the Subsidiaries are in compliance in all material respects with the applicable laws, rules, regulations and directives, and applicable orders, issued or administered by each jurisdiction in which they conduct their respective businesses;

     (f) none of the Company or any of the Subsidiaries or the Selling Stockholder or the Parent or any of their respective subsidiaries is in breach or violation of, or in default under (nor has any event occurred which with notice, lapse of time, or both would result in any breach or violation of, or constitute a default under) (each such breach, violation, default or event, a "Default Event"), (i) its respective charter or by-laws or (ii) in the performance or observance of any obligation, agreement, covenant or condition contained in any license, permit, indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any lease, contract or other agreement or instrument to which the Company, the Selling Stockholder, the Parent or any of their respective subsidiaries is a party or by which any of them or any of their properties is bound or affected or under any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Company, the Selling Stockholder, the Parent or any of their respective subsidiaries, other than such Default Events as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect (A) in the case of the Selling Stockholder and the Parent and their respective subsidiaries (other than the Company and the Subsidiaries), with respect to clause (i) and (B) in the case of the Company, the Selling Stockholder and the Parent and their respective subsidiaries, with respect to clause (ii); and the execution, delivery and performance of this Agreement, the issuance and sale of the Shares and the consummation of the transactions contemplated hereby does not constitute and will not result in a Default Event under (x) any provisions of the charter or by-laws of the Company, the Selling Stockholder or the Parent or any of their respective subsidiaries or (y) under any provision of any license, permit, indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any lease, contract or other agreement or instrument to which the Company, the Selling Stockholder or the Parent or any of their respective subsidiaries is a party or by which any of them or their respective properties may be bound or affected, or under any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Company, the Selling Stockholder, or the Parent or any of their respective subsidiaries, except for such Default Events as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect (a) in the case of the Selling Stockholder

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and the Parent and their respective subsidiaries (other than the Company and the
Subsidiaries), with respect to clause (x) and (b) in the case of the Company, the Selling Stockholder and the Parent and their respective subsidiaries, with respect to clause (y);

     (g) this Agreement has been duly authorized, executed and delivered by each of the Company, the Selling Stockholder and the Parent and is a legal, valid and binding agreement of each of the Company, the Selling Stockholder and the Parent;

     (h) the capital stock of the Company, including the Shares, conforms in all material respects to the description thereof contained in the Registration Statement and Prospectus;

     (i) the Shares have been duly and validly authorized by the Company and, when issued by the Company and delivered by the Company or the Selling Stockholder, as the case may be, against payment therefor as provided herein, will be validly issued, fully paid and non-assessable;

     (j) no approval, authorization, consent or order of or filing with any national, state or local governmental or regulatory commission, board, body, authority or agency is required to be obtained or made by the Company, the Selling Stockholder, the Parent or any of their respective affiliates in connection with the issuance and sale of the Shares or the consummation by the Company, the Selling Stockholder and the Parent of the transactions contemplated hereby other than registration of the Shares under the Act and under the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively called the "Exchange Act"), and any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters or under Rule 2710 and Rule 2720 of NASD Regulation, Inc. ("NASDR");

     (k) except as disclosed in the Prospectus, no person has the right, contractual or otherwise, to cause the Company to issue to it, or register pursuant to the Act, any shares of capital stock of the Company upon the issue and sale of the Shares to the Underwriters hereunder, nor does any person have preemptive rights, co-sale rights, rights of first refusal or other rights to purchase any of the Shares or to underwrite the offer and sale of the Shares;

     (l) Deloitte & Touche LLP, whose report on the consolidated financial statements of the Company and the Subsidiaries is filed with the Commission as part of the Registration Statement and Prospectus, are independent public accountants as required by the Act;


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     (m) each of the Company and the Subsidiaries has all necessary licenses, permits, authorizations, consents and approvals and has made all necessary filings required under any federal, state, local or foreign law, regulation or rule (collectively, "Permits"), and has obtained all necessary authorizations, consents and approvals from other persons (collectively, "Approvals"), in order to conduct its respective business as described in the Prospectus, other than such Permits and Approvals the failure to obtain which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect; neither the Company nor any of the Subsidiaries is in violation of, or in default under, any such license, permit, authorization, consent or approval or any federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to the Company or any of the Subsidiaries the effect of which, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect;

     (n) all legal or governmental proceedings, contracts, leases or documents of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement have been so described or filed as required;

     (o) except as disclosed in the Prospectus, there are no actions, suits, claims, investigations or proceedings pending or threatened to which the Company, the Selling Stockholder or the Parent or any of their respective subsidiaries or any of their respective officers or directors is a party or of which any of their respective properties is subject at law or in equity, or before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency which, if adversely decided, could reasonably be expected to result in a judgment, decree or order having a Material Adverse Effect or prevent consummation of the transactions contemplated hereby;

     (p) the audited financial statements included in the Registration Statement and the Prospectus present fairly in all material respects the consolidated financial position of the Company and the Subsidiaries as of the dates indicated and the consolidated results of operations and cash flows of the Company and the Subsidiaries for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved; and the pro forma financial data included in the Registration Statement and the Prospectus present fairly in all material respects the information purported to be shown therein and have been prepared in conformity with the requirements of the Act;

     (q) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been (i) any material adverse change, or any development with respect to the Company, the Selling Stockholder or Parent which, in the reasonable judgment of the Company or the

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Parent, as the case may be, is likely to cause a material adverse change, in the business, properties or assets described or referred to in the Registration Statement, or the results of operations, condition (financial or otherwise), business, operations or prospects of the Company and the Subsidiaries taken as a whole, (ii) any transaction which is material to the Company or the Subsidiaries (other than the completion of the transactions relating to the contribution to and the acquisition by the Company and the Subsidiaries of assets from the Parent and its subsidiaries as described in the Prospectus under the caption "Relationship with Cantor - The Formation Transactions" (the "Formation Transactions")), (iii) any obligation, direct or contingent, which is material to the Company and the Subsidiaries taken as a whole, incurred by the Company or the Subsidiaries, (iv) any change in the capital stock or outstanding indebtedness of the Company or the Subsidiaries or (v) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company. Neither the Company nor the Subsidiaries has any material contingent obligation which is not disclosed in the Registration Statement.

     (r) the Company has obtained agreements substantially in the forms included in Exhibit I hereto of the Parent, the Selling Stockholder and each of its other holders of Class A Common Stock and Class B Common Stock (collectively, "Common Stock") and securities convertible into or exchangeable or exercisable for Common Stock not to sell, offer to sell, contract to sell, hypothecate, grant any option to sell or otherwise dispose of, directly or indirectly, any shares of Common Stock or securities convertible into or exchangeable or exercisable for Common Stock or warrants or other rights to purchase Common Stock for a period of 180 days after the date of the Prospectus without the prior written consent of Warburg Dillon Read LLC ("WDR"), subject to such exceptions as may be set forth in Exhibit I hereto;

     (s) the Company is not and, after giving effect to the offering and sale of the Shares, will not be an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

     (t) any statistical and market-related data included in the Prospectus are based on or derived from sources that the Company and the Parent believe to be reliable and accurate, and the Company has obtained the written consent to the use of such data from such sources to the extent required;

     (u) none of the Company, the Selling Stockholder, the Parent or any of their respective affiliates has taken, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result in

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stabilization or manipulation of the price of any security of the Company in violation of the Exchange Act or any other laws to facilitate the sale or resale of the Shares;

     (v) the Company and the Subsidiaries maintain insurance of the types and in amounts reasonably adequate for their respective businesses, including, but not limited to, insurance covering real and personal property owned or leased by the Company and the Subsidiaries against theft, damage, destruction, acts of vandalism and other risks customarily insured against, all of which insurance is in full force and effect, except as would not have a Material Adverse Effect;

     (w) none of the Company, the Parent or any of their respective subsidiaries has sustained since the date of the latest audited financial statements included in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus or other than any loss or interference which would not have a Material Adverse Effect;

     (x) upon completion of the Formation Transactions, the Company and the Subsidiaries will have good title to all personal property to be owned by them as described in the Prospectus free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and, upon completion of the Formation Transactions, any real property and buildings to be held under lease by the Company or any Subsidiary will be held by it under valid, subsisting and, with respect to the Company or such Subsidiary, enforceable leases, subleases or rights of use agreements with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company or such Subsidiary;

     (y) other than as set forth in the Prospectus, or as would not reasonably be expected individually or in the aggregate to have a Material Adverse Effect, upon completion of the Formation Transactions, the Company and the Subsidiaries will own, possess, license or have other rights to use, or will be able to acquire, license or otherwise obtain rights to use, on reasonable terms, all patents, trademarks, servicemarks, trade names, copyrights, trade secrets, information, proprietary rights and processes ("Intellectual Property") necessary for their business as described in the Prospectus and, to the Company's and the Parent's knowledge, necessary in connection with the products and services under development, without, to the Company and the Parent's knowledge after due inquiry, any conflict with or infringement of the interests of others, and have taken all reasonable steps necessary to secure interests in such

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Intellectual Property with respect to the business as described in the
Prospectus; except as set forth in the Prospectus, neither the Company nor the Parent is aware of any options, licenses or agreements of any kind relating to the Intellectual Property of the Company or any Subsidiary that are, or upon completion of the Formation Transactions will be, outstanding and which are required to be set forth in the Prospectus, and, except as set forth in the Prospectus, upon completion of the Formation Transactions, neither the Company nor any Subsidiary will be a party to or bound by any options, licenses or agreements with respect to the Intellectual Property of any other person or entity which are required to be set forth in the Prospectus; none of the technology to be employed by the Company and the Subsidiaries upon completion of the Formation Transactions has been or will be obtained or is or will be used by the Company, the Parent or any of their respective subsidiaries in violation of any contractual obligation binding (or to be binding upon completion of the Formation Transactions) on the Company, the Parent or any of their respective subsidiaries or any of their respective directors or executive officers or, to the Company's and the Parent's knowledge, any employees of the Company, the Parent or any of their respective subsidiaries or otherwise in knowing violation after due inquiry of the rights of any persons, other than any violation which would not individually or in the aggregate have a Material Adverse Effect; except as disclosed in the Prospectus, none of the Company, the Parent or any of their respective subsidiaries has received any written communications alleging that the Company, the Parent or any of their respective subsidiaries has violated, infringed or conflicted with, or, by conducting its business as set forth in the Prospectus, would violate, infringe or conflict with any of the Intellectual Property of any other person or entity other than any such violation, infringement or conflict which would not individually or in the aggregate have a Material Adverse Effect;

     (z) the Parent and the Company have reviewed the operations of the Company, the Parent and their respective subsidiaries and any third parties with which the Company, the Parent and their respective subsidiaries have a material relationship to evaluate the extent to which the business or operations of the Company and the Subsidiaries will be affected by the Year 2000 Problem (as defined below). As a result of such review, the Parent and the Company have no reason to believe, and do not believe, that the Year 2000 Problem will have a Material Adverse Effect or result in any material loss or interference with the business or operations of the Company and the Subsidiaries. The "Year 2000 Problem" means any significant risk that computer hardware or software used in the receipt, transmission, processing, manipulation, storage, retrieval, retransmission or other utilization of data or in the operation of mechanical or electrical systems of any kind will not, in the case of dates

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or time periods occurring after December 31, 1999, function at least as effectively as in the case of dates or time periods occurring prior to January 1, 2000;

     (aa) none of the Company, the Parent or any of their respective subsidiaries has violated any foreign, federal, state or local law or regulation relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants, nor any federal or state law relating to discrimination in the hiring, promotion or pay of employees nor any applicable federal or state wages and hours laws, nor any provisions of the Employee Retirement Income Security Act or the rules and regulations promulgated thereunder, which individually or in the aggregate might result in a Material Adverse Effect;

     (bb) the Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences;

     (cc) all tax returns required to be filed by the Company and each of the Subsidiaries in any jurisdiction have been filed, other than those filings being contested in good faith, and all taxes, including withholding taxes, penalties and interest, assessments, fees and other charges due pursuant to such returns or pursuant to any assessment received by the Company or any of the Subsidiaries have been paid, other than those being contested in good faith and for which adequate reserves have been provided;

     (dd) each of eSpeed Securities, Inc. and eSpeed Government Securities, Inc. is registered under the Exchange Act as a broker-dealer and is a member in good standing of the National Association of Securities Dealers, Inc. and neither the Company nor any other Subsidiary is required to be so registered; and to the extent required in connection with their respective businesses, each of the Company and the Subsidiaries is also registered as a broker-dealer in each state and other jurisdiction in which such registration is required;

     (ee) each of the Assignment and Assumption Agreements, the Joint Services Agreement and the Administrative Services Agreement (each as defined in the Prospectus) has been duly authorized, executed and delivered by each of the

Company, the Parent and each other party thereto and constitutes a legal, valid and binding agreement of each of the Company, the Parent and each other party thereto; none of the execution, delivery and performance of the Assignment and Assumption Agreements, the Joint Services Agreement and the Administrative Services Agreement, the consummation of the transactions contemplated thereby or the consummation of the Formation Transactions constitute or will result in a Default Event (i) under any provisions of the charter or by-laws of the Company, the Selling Stockholder or the Parent or any of their respective subsidiaries or
(ii) under any provision of any license, permit, indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any lease, contract or other agreement or instrument to which the Company, the Selling Stockholder or the Parent or any of their respective subsidiaries is a party or by which any of them or their respective properties may be bound or affected, or under any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Company, the Selling Stockholder or the Parent or any of their respective subsidiaries, except for such Default Events as would not individually or in the aggregate reasonably be expected to have a Material Adverse Effect (a) in the case of the Selling Stockholder and the Parent and their respective subsidiaries (other than the Company and the Subsidiaries), with respect to clause (i) and (b) in the case of the Company, the Selling Stockholder and the Parent and their respective subsidiaries, with respect to clause (ii), and all consents required in connection with such transactions have been obtained other than such consents the failure to obtain which could not individually or in the aggregate reasonably be expected to have a Material Adverse Effect; and

     (ff) the descriptions of the transactions and agreements described in the Prospectus under the caption "Relationship with Cantor" are accurate and complete in all material respects; and there are no material agreements or understandings between or among the Company, the Parent or any of their respective subsidiaries or affiliates relating to or affecting the Company or its Subsidiaries or their respective businesses other than as described in the Prospectus.

          (ii) The Selling Stockholder represents and warrants to each of the Underwriters that:

     (a) immediately prior to the time of purchase, the Selling Stockholder will be the lawful owner of the Shares to be sold by the Selling Stockholder hereunder and upon sale and delivery of, and payment for, the Shares to be sold by the Selling Stockholder hereunder, as provided herein, the Selling Stockholder will convey to the Underwriters good and marketable title to such Shares, free and clear of all liens, encumbrances and defects;

     (b) the Selling Stockholder has not taken, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company in violation of the Exchange Act or any other laws to facilitate the sale or resale of the Shares;

     (c) no approval, authorization, consent or order of any court or filing with any national, state or local governmental or regulatory commission, board, body, authority or agency is required to be obtained or made by the Selling Stockholder in connection with the sale of the Shares to be sold by Selling Stockholder or for the consummation by the Selling Stockholder of the transactions contemplated hereby other than registration of the Shares under the Act and under the Exchange Act, and any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters or under Rule 2710 and Rule 2720 of the NASDR;

     (d) this Agreement has been duly authorized, executed and delivered by the Selling Stockholder and is a legal, valid and binding agreement of the Selling Stockholder;

     (e) the execution, delivery and performance of this Agreement, the sale of the Shares to be sold by the Selling Stockholder and the consummation of the transactions contemplated hereby by the Selling Stockholder does not and will not constitute a Default Event under any provisions of the charter or by-laws of the Selling Stockholder or any of its subsidiaries or under any provision of any license, permit, indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any lease, contract or other agreement or instrument to which the Selling Stockholder or any of its subsidiaries is a party or by which it or its properties may be bound or affected, or under any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to it or any of its subsidiaries, except for such Default Events as would not individually or in the aggregate reasonably be expected to have a material adverse effect on the ability of the Selling Stockholder to consummate the transactions contemplated hereby;

     (f) the Selling Stockholder has no reason to believe that the representations and warranties of the Company and the Parent contained in this
Section 3 are not true and correct, has reviewed the Registration Statement and has no reason to believe that the Registration Statement contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Selling Stockholder makes no warranty or representation with respect to any statement contained in or omitted from the Registration Statement or the Prospectus in reliance upon and in conformity with information concerning the Underwriters (in their capacity as such) and furnished in writing by or on behalf of any Underwriter (in its capacity as such) through you (in your capacity as representatives of the several Underwriters) to the Company expressly for use in the Registration Statement or the Prospectus;

     (g) the Selling Stockholder has not distributed any offering material in connection with the offering or sale of the Shares other than the Registration Statement, the Preliminary Prospectus, the Prospectus or any other materials, if any, permitted by the Act; and

     (h) the Selling Stockholder has not received, and has no notice of, any order of the Commission preventing or suspending the use of any Preliminary Prospectus, or instituting proceedings for that purpose.

     4. Certain Covenants of the Company and the Selling Stockholder.

           (i) The Company hereby agrees (and, with respect to Section 4(i)(l), the Parent and the Selling Stockholder jointly and severally agree with the Company):

     (a) to furnish such information as may be required and otherwise to cooperate in qualifying the Shares for offering and sale under the securities or blue sky laws of such states as you may designate and to maintain such qualifications in effect so long as required for the distribution of the Shares; provided that the Company shall not be required to qualify as a foreign corporation or to consent to the service of process under the laws of any such state (except service of process with respect to the offering and sale of the Shares); and to promptly advise you of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

     (b) to make available to the Underwriters in New York City, as soon as practicable after the Registration Statement becomes effective, and thereafter from time to time to furnish to the Underwriters, as many copies of the Prospectus (or of the Prospectus as amended or supplemented if the Company shall have made any amendments or supplements thereto after the effective date of the Registration Statement) as the Underwriters may request for the purposes contemplated by the Act; in case any Underwriter is required to deliver a prospectus after the nine-month period referred to in Section 10(a)(3) of the Act in connection with the sale of the Shares, the Company will prepare promptly upon request, but at the expense of such Underwriter, such amendment or amendments to the Registration Statement and such prospectuses as may be necessary to permit compliance with the requirements of Section 10(a)(3) of the Act;

     (c) to advise you promptly and (if requested by you) to confirm such advice in writing, (i) when the Registration Statement has become effective and when any post-effective amendment thereto becomes effective and (ii) if Rule 430A under the Act is used, when the Prospectus is filed with the Commission pursuant to Rule 424(b) under the Act (which the Company agrees to file in a timely manner under such Rules);

     (d) to advise you promptly, confirming such advice in writing (if requested by you), of any request by the Commission for amendments or supplements to the Registration Statement or Prospectus or for additional information with respect thereto, or of notice of institution of proceedings for, or the entry of a stop order suspending the effectiveness of the Registration Statement and, if the Commission should enter a stop order suspending the effectiveness of the Registration Statement, to make every reasonable effort to obtain the lifting or removal of such order as soon as possible; to advise you promptly of any proposal to amend or supplement the Registration Statement or Prospectus and to file no such amendment or supplement to which you shall object in writing;

     (e) if necessary or appropriate, to file a registration statement pursuant to Rule 462(b) under the Act;

     (f) to furnish to you and, upon request, to each of the other Underwriters for a period of five years from the date of this Agreement (i) copies of any reports or other communications which the Company shall send to its stockholders or shall from time to time publish or publicly disseminate, (ii) copies of all annual, quarterly and current reports filed with the Commission on Forms 10-K, 10-Q and 8-K, or such other similar form as may be designated by the Commission,
(iii) copies of documents or reports filed with any national securities exchange on which any class of securities of the Company is listed, and (iv) such other information as you may reasonably request regarding the Company or the Subsidiaries, in each case as soon as reasonably practicable after such reports, communications, documents or information become available;

     (g) to advise the Underwriters promptly of the happening of any event known to the Company within the time during which a Prospectus relating to the

Shares is required to be delivered under the Act which, in the judgment of the Company, would require the making of any change in the Prospectus then being used so that the Prospectus would not include an untrue statement of material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading, and, during such time, to prepare and furnish, at the Company's expense, to the Underwriters promptly such amendments or supplements to such Prospectus as may be necessary to reflect any such change and to furnish you a copy of such proposed amendment or supplement before filing any such amendment or supplement with the Commission;

     (h) to make generally available to its security holders, and to deliver to you, an earning statement of the Company (which will satisfy the provisions of Section 11(a) of the Act) covering a period of twelve months beginning after the effective date of the Registration Statement (as defined in Rule 158(c) of the Act) as soon as is reasonably practicable after the termination of such twelve-month period but not later than March 31, 2001;

     (i) to furnish to you four signed copies of the Registration Statement, as initially filed with the Commission, and of all amendments thereto (including all exhibits thereto) and sufficient conformed copies of the foregoing (other than exhibits) for distribution of a copy to each of the other Underwriters;

     (j) to furnish to you as early as reasonably practicable prior to the time of purchase and the additional time of purchase, as the case may be, but not later than two business days prior thereto, a copy of the latest available unaudited interim consolidated financial statements, if any, of the Company and the Subsidiaries which have been read by the Company's independent certified public accountants, as stated in their letter to be furnished pursuant to
Section 6(d) hereof;

     (k) to apply the net proceeds from the sale of the Shares in the manner set forth under the caption "Use of Proceeds" in the Prospectus;

     (l) to pay all costs, expenses, fees and taxes (other than any transfer taxes and fees and disbursements of counsel for the Underwriters, except as set forth under Section 5 hereof and (iv) and (vi) below) in connection with (i) the preparation and filing of the Registration Statement, each Preliminary Prospectus, the Prospectus, and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Underwriters and to dealers (including costs of mailing and shipment), (ii) the registration, issue, sale and delivery of the Shares, (iii) the printing of this Agreement, any Agreement Among Underwriters, any dealer agreements, any Powers of Attorney and any closing documents (including compilations thereof) and the reproduction and/or printing and furnishing of copies of each thereof to the Underwriters and (except closing documents) to dealers (including costs of mailing and shipment), (iv) the qualification of the Shares for offering and sale under state laws and the determination of their eligibility for investment under state law as aforesaid (including the legal fees and filing fees and other disbursements of counsel for the Underwriters not to exceed $10,000) and the printing and furnishing of copies of any blue sky surveys or legal investment surveys to the Underwriters and to dealers, (v) any listing of the Shares on any securities exchange or qualification of the Shares for quotation on NASDAQ (as defined herein) and any registration thereof under the Exchange Act, (vi) any filing for review of the public offering of the Shares by NASDR and (vii) the performance of the other obligations of the Company and the Selling Stockholder hereunder;

     (m) for so long as the delivery of the Prospectus is required in connection with the offering or sale of the Shares, to furnish to you, before filing with the Commission, a copy of any document proposed to be filed pursuant to Section 13, 14 or 15(d) of the Exchange Act;

     (n) not to sell, offer or agree to sell, contract to sell, grant any option to sell or otherwise dispose of, directly or indirectly, any shares of Common Stock or securities convertible into or exchangeable or exercisable for Common Stock or warrants or other rights to purchase Common Stock or any other securities of the Company that are substantially similar to Common Stock or permit the registration under the Act of any shares of Common Stock, except for the registration of the Shares and the sales to the Underwriters pursuant to this Agreement or on Form S-8 and except for issuances of Common Stock upon the exercise of outstanding options, warrants and debentures, for a period of 180 days after the date hereof (the "Lock-up Period"), without the prior written consent of WDR, other than shares registered and/or issued by the Company in connection with acquisitions of complementary operations or assets, provided, that the recipients thereof agree to the restrictions on transfer and disposal set forth in this paragraph for the remainder of the Lock-up Period; and

     (o) to use its best efforts to cause the Common Stock to be listed for quotation on the Nasdaq Stock Market's National Market System ("NASDAQ").

          (ii) The Selling Stockholder hereby agrees:

     (a) to execute and deliver to the Underwriters a letter in the form contemplated by Section 3(i)(r);

     (b) to advise the Underwriters promptly of the happening of any event known to the Selling Stockholder within the time during which a Prospectus relating to the Shares is required to be delivered under the Act which, in the judgment of the Selling Stockholder, would require the making of any change in the Prospectus then being used so that the Prospectus would not include an untrue statement of material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading; and

     (c) to pay all federal and other taxes, if any, on the transfer and sale of the Shares being sold by the Selling Stockholder to the Underwriters.

     5. Reimbursement of Underwriters' Expenses. If the Shares are not delivered for any reason other than the termination of this Agreement pursuant to Section 8 hereof, the Company, the Selling Stockholder and the Parent, jointly and severally, shall, in addition to paying the amounts described in Section 4(i)(l) hereof, reimburse the Underwriters for all of their out-of-pocket expenses, including the reasonable fees and disbursements of their counsel.

     6. Conditions of Underwriters' Obligations. The several obligations of the Underwriters hereunder are subject to the accuracy of the representations and warranties on the part of the Company, the Parent and the Selling Stockholder on the date hereof and at the time of purchase (and the several obligations of the Underwriters at the additional time of purchase are subject to the accuracy of the representations and warranties on the part of the Company, the Parent and the Selling Stockholder on the date hereof and at the time of purchase (unless previously waived) and at the additional time of purchase, as the case may be), the performance by the Company, the Parent and the Selling Stockholder of their obligations hereunder and to the following additional conditions precedent:

     (a) You shall have received, at the time of purchase and at the additional time of purchase, as the case may be, an opinion of Morgan, Lewis & Bockius LLP, counsel for the Company, addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with reproduced copies for each of the other Underwriters and in form reasonably satisfactory to Dewey Ballantine LLP, counsel for the Underwriters, stating that:

         (i) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with the requisite corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement and the Prospectus, to execute and deliver this Agreement and to issue, sell and deliver the Shares as herein contemplated;

         (ii) each of the Subsidiaries, other than eSpeed Securities International Limited (as to which such counsel need not opine), has been duly incorporated and is validly existing as a corporation in good standing under the laws of its respective jurisdiction of incorporation with the requisite corporate power and authority to own, lease and operate its respective properties and to conduct its respective business;

         (iii) the Company and the Subsidiaries, other than eSpeed Securities International Limited (as to which such counsel need not opine), are duly qualified to do business as a foreign corporation in good standing in ______________;

         (iv) this Agreement has been duly authorized, executed and delivered by the Company and is a legal, valid and binding agreement of the Company enforceable in accordance with its terms, except as enforcement of rights to indemnity and contribution hereunder may be limited by federal or state securities laws or principles of public policy and subject to the qualification that the enforceability of obligations of the Company hereunder may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equitable principles;

         (v) the Shares have been duly authorized by the Company and, when issued by the Company and delivered by the Company or the Selling Stockholder, as the case may be, to and paid for by the Underwriters in accordance with the terms hereof, will be validly issued and will be fully paid and non-assessable;

         (vi) the Company has an authorized capitalization as set forth in the Registration Statement and the Prospectus; the outstanding shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid, nonassessable and free of statutory and, to such counsel's knowledge, contractual preemptive rights, resale rights, rights of first refusal and similar rights; the Shares when issued by the Company will be free of statutory and, to such counsel's knowledge, contractual preemptive rights; the certificates for the Shares are in proper form under the Delaware General Corporation Law ("DGCL") and the holders of the Shares will not be subject to personal liability by reason of being such holders;
p
         (vii) the Company is the sole registered owner of _____ shares of common stock of eSpeed Government Securities, Inc., _____ shares of common stock of eSpeed Securities Inc., ____ shares of common stock of eSpeed Securities International Limited and ____ shares of common stock of eSpeed Markets, Inc. Such shares of capital stock (other than those of eSpeed Securities International Limited (as to which such counsel need not opine)) have been duly authorized and validly issued and are fully paid and non-assessable; such counsel has no knowledge of any other outstanding shares of capital stock of the Subsidiaries or any security interest, other encumbrance or adverse claim with respect to the shares of capital stock of the Subsidiaries owned by the Company; and such counsel has no knowledge of any options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligation into shares of capital stock or ownership interests in the Subsidiaries;

         (viii) the capital stock of the Company, including the Shares, conforms in all material respects to the description thereof contained in the Registration Statement and Prospectus;

         (ix) the Registration Statement and the Prospectus (except as to the financial statements and schedules and other financial, statistical and accounting data contained therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act;

         (x) the Registration Statement has become effective under the Act and, to such counsel's knowledge, no stop order proceedings with respect thereto are pending or threatened under the Act and any required filing of the Prospectus and any supplement thereto pursuant to Rule 424 under the Act has been made in the manner and within the time period required by such Rule 424;

         (xi) no approval, authorization, consent or order of or filing with any national, state or local governmental or regulatory commission, board, body, authority or agency is required to be made or obtained by the Company in connection with the issuance and sale of the Shares and consummation by the Company of the transactions contemplated hereby other than registration of the Shares under the Act and the Exchange Act and under Rule 2710 and Rule 2720 of NASDR (except such counsel need express no opinion as to any necessary qualification under the state securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters);

         (xii) the execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby do not constitute, and will not result in, a Default Event (a) under any provisions of the charter or by-laws of the Company or any of the Subsidiaries, other than eSpeed Securities International Limited (as to which such counsel need not opine), or (b) under any provision of any license, permit, indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any lease, contract or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which any of them or their respective properties may be bound or affected and which is filed as an exhibit to the Registration Statement, other than, in the case of clause (b), such Default Events as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

         (xiii) to such counsel's knowledge, (a) none of the Company or any of the Subsidiaries is in violation of its charter or by-laws and (b) no Default Event exists under any license, permit, indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any lease, contract or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which any of them or their respective properties may be bound or affected and which is filed as an exhibit to the Registration Statement, except, in the case of clause
     (b), any such Default Events as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

         (xiv) to such counsel's knowledge, there are no contracts, licenses, agreements, leases or documents of a character which are required to be filed as exhibits to the Registration Statement or to be summarized or described in the Prospectus which have not been so filed, summarized or described as required;

         (xv) to such counsel's knowledge, there are no actions, suits, claims, investigations or proceedings pending, or, to such counsel's knowledge, threatened to which the Company or any of the Subsidiaries is subject or of which any of their respective properties is subject at law or in equity or before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency which are required to be described in the Prospectus but are not so described as required;

         (xvi) the Company is not and, after giving effect to the offering and sale of the Shares, will not be an "investment company" or an entity

     "controlled" by an "investment company," as such terms are defined in the Investment Company Act;

         (xvii) such counsel has read the statements in the Prospectus under the captions "Business Regulation", "Business Legal Proceedings",
     "Management  1999 Long-Term Incentive Plan", "Management  Stock
     Purchase Plan", "Relationship with Cantor Assignment and Assumption Agreements", "Relationship with Cantor Joint Services Agreement", "Relationship with Cantor Administrative Services Agreement",
     "Description of Capital Stock" and "Shares Eligible for Future Sale", and insofar as such statements constitute summaries of legal matters, contracts, agreements, documents or proceedings referred to therein, or refer to statements of law or legal conclusions, such statements are accurate in all material respects and fairly present the information purported to be shown;

         (xviii) each of the Assignment and Assumption Agreements, the Joint Services Agreement and the Administrative Services Agreement has been duly authorized, executed and delivered by the Company and each of the Subsidiaries party thereto, other than eSpeed Securities International Limited (as to which such counsel need not opine), and constitutes a legal, valid and binding agreement of the Company and each of the Subsidiaries party thereto, other than eSpeed Securities International Limited (as to which such counsel need not opine), enforceable against the Company and each such Subsidiary in accordance with its terms, subject to the qualification that the enforceability of the obligations of the Company and each of such Subsidiaries thereunder may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equitable principles; none of the execution, delivery and performance of the Assignment and Assumption Agreements, the Joint Services Agreement and the Administrative Services Agreement, the consummation of the transactions contemplated thereby or the contribution to and the acquisition by the Company and its Subsidiaries of assets as described in the Prospectus under the caption "Relationship with Cantor -- The Formation Transactions," constitutes or will result in a Default Event (a) under any provisions of the charter or by-laws of the Company or any of the Subsidiaries, other than eSpeed Securities International Limited (as to which such counsel need not opine) or (b) under any provision of any license, permit, indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any lease, contract or other agreement or instrument to which the Company or the Subsidiaries is a party or by which any of them or their respective properties may be bound or affected and which is filed as an exhibit to the Registration

     Statement, other than, in the case of clause (b), such Default Events that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and

         (xix) to the knowledge of such counsel, except as described in the Prospectus, no person is entitled to registration rights under the Act with respect to shares of capital stock or other securities of the Company.

         In addition, such counsel shall state that such counsel has participated in conferences with officers and other representatives of the Company and the Parent, representatives of the independent public accountants of the Company and representatives of the Underwriters at which the contents of the Registration Statement and Prospectus were discussed and, although such counsel is not passing upon and does not assume responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or Prospectus (except as and to the extent stated in subparagraphs
(vi), (viii) and (xvii) above), on the basis of the foregoing nothing has come to the attention of such counsel that causes them to believe that the Registration Statement or any amendment thereto at the time such Registration Statement or amendment became effective contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus or any supplement thereto at the date of such Prospectus or such supplement, and at all times up to and including the time of purchase or additional time of purchase, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no belief with respect to the financial statements and schedules and other financial, statistical and accounting data included in the Registration Statement or Prospectus).

         (b) You shall have received, at the time of purchase and at the additional time of purchase, as the case may be, an opinion of Stephen M. Merkel, General Counsel of the Company and the Parent, addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with reproduced copies for each of the other Underwriters and in form reasonably satisfactory to Dewey Ballantine LLP, counsel for the Underwriters, stating that:

         (i) this Agreement has been duly authorized, executed and delivered by each of the Parent and the Selling Stockholder and is a legal, valid and binding agreement of each of the Parent and the Selling Stockholder enforceable in accordance with its terms, except as enforcement of rights to indemnity and contribution hereunder may be limited by federal or state securities laws or principles of public policy and subject to the qualification that the enforceability of obligations of the Parent and the Selling Stockholder hereunder may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equitable principles;

         (ii) no approval, authorization, consent or order of or filing with any national, state or local governmental or regulatory commission, board, body, authority or agency is required to be made or obtained by the Parent, the Selling Stockholder or any of their respective subsidiaries in connection with the issuance and sale of the Shares and consummation by the Parent and the Selling Stockholder of the transactions contemplated hereby other than registration of the Shares under the Act and the Exchange Act and under Rule 2710 and Rule 2720 of NASDR (except such counsel need express no opinion as to any necessary qualification under the state securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters);

         (iii) the execution, delivery and performance of this Agreement by the Parent and the Selling Stockholder and the consummation by the Company, the Parent and the Selling Stockholder of the transactions contemplated hereby do not constitute, and will not result in, a Default Event (a) under any provisions of the charter or by-laws of the Company, the Parent or the Selling Stockholder or any of their respective subsidiaries or (b) under any provision of any license, permit, indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any lease, contract or other agreement or instrument to which the Company, the Parent or the Selling Stockholder or any of their respective subsidiaries is a party or by which any of them or their respective properties may be bound or affected and, in any such case, which is known to such counsel, or under any federal, state, local or foreign law, regulation or rule or any decree, judgment or order known by such counsel to be applicable to the Company, the Parent or the Selling Stockholder or any of their respective subsidiaries, other than, in the case of clause (b), such Default Events as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

         (iv) to such counsel's knowledge, (a) none of the Company, the Parent or the Selling Stockholder or any of their respective subsidiaries is in violation of its charter or by-laws and (b) no Default Event exists under any license, permit, indenture, mortgage, deed of trust, bank loan or credit agreement or other agreement or instrument to which the Company, the Parent or the Selling Stockholder or any of their respective subsidiaries is a party or by which any of them or their respective properties may be bound or affected and which is known to such counsel or under any federal, state, local or foreign law, regulation or rule or any decree, judgment or order known by such counsel to be applicable to the Company, the Parent or the Selling Stockholder or any of their respective subsidiaries, except in all such cases with respect to clauses (a) and (b) as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

         (v) to such counsel's knowledge, there are no actions, suits, claims, investigations or proceedings pending or, to such counsel's knowledge, threatened to which the Parent or the Selling Stockholder or any of their respective subsidiaries is subject or of which any of their respective properties is subject at law or in equity or before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency which are required to be described in the Prospectus but are not so described as required;

         (vi) each of the Assignment and Assumption Agreements, the Joint Services Agreement and the Administrative Services Agreement has been duly authorized, executed and delivered by the Company, the Parent and each other party thereto and constitutes a legal, valid and binding agreement of the Company, the Parent and each other party thereto enforceable in accordance with its terms, subject to the qualification that the enforceability of the obligations of the Company, the Parent and each other party thereto thereunder may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equitable principles; none of the execution, delivery and performance of the Assignment and Assumption Agreements, the Joint Services Agreement and the Administrative Services Agreement, the consummation of the transactions contemplated thereby or the contribution to and the acquisition by the Company of assets as described in the Prospectus under the caption "Relationship with Cantor -- The Formation Transactions," constitutes or will result in a Default Event under any provisions of the charter or by-laws of the Company, the Parent or any other party thereto or any of their respective subsidiaries or under any provision of any license, permit, indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any lease, contract or other agreement or instrument to which the Company, the Parent or any other party thereto or any of their respective subsidiaries is a party or by which any of them or their respective properties may be bound or affected and which is known to such counsel or under any federal, state, local or foreign law, regulation or rule or any decree, judgment or order known by such counsel to be applicable to the Company, the Parent or any other party thereto or any of their respective subsidiaries, other than such Default Events that would not individually or in the aggregate reasonably be expected to have a Material Adverse Effect;

         (vii) such counsel has read the statements in the Prospectus under the captions "Risk Factors -- Risks Related to Our Business -- If Cantor or we are unable to protect the intellectual property rights we license from Cantor, our ability to operate electronic trading marketplaces may be materially adversely affected", "Risk Factors -- Risks Related to Our Business -- If it becomes necessary to protect or defend our intellectual property rights, we may have to resort to costly litigation", "Risk
     Factors -- Risks Related to Our Business -- If our software licenses from third parties are terminated, our ability to operate our business may be materially adversely affected", "Risk Factors -- Risks Related to Our Business -- If the strength of our domain names is diluted, the value of our proprietary rights may decrease", "Risk Factors -- Risks Related to Our Business -- If we infringe on patent rights or copyrights of others, we could become involved in costly litigation", "Business Our Intellectual Property", "Business -- Regulation", "Business -- Legal Proceedings" and "Relationship with Cantor" and insofar as such statements constitute summaries of legal matters, contracts, agreements, documents or proceedings referred to therein, or refer to statements of law or legal conclusions, such statements are accurate in all material respects and fairly present the information purported to be shown;

         (viii) the Selling Stockholder has full legal right and authority to sell, transfer and deliver in the manner provided in this Agreement the Shares being sold by the Selling Stockholder hereunder; and

         (ix) delivery by the Selling Stockholder to the several Underwriters of certificates for the Shares being sold hereunder by the Selling Stockholder, against payment therefor as provided herein, assuming each of the Underwriters has purchased the Selling Stockholder's shares in good faith and without notice of any adverse claim, will pass good and marketable title to such Shares to the several Underwriters, free and clear of all liens, encumbrances and defects.

         In addition, such counsel shall state that such counsel has participated in conferences with officers and other representatives of the Company and the Parent, representatives of the independent public accountants of the Company and representatives of the Underwriters at which the contents of the Registration Statement and Prospectus were discussed and, although such counsel is not passing upon and does not assume responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or Prospectus (except as and to the extent stated in subparagraph (vii) above), on the basis of the foregoing nothing has come to the attention of such counsel that causes such counsel to believe that the Registration Statement or any amendment thereto at the time such Registration Statement or amendment became effective contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus or any supplement thereto at the date of such Prospectus or such supplement, and at all times up to and including the time of purchase or additional time of purchase, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no belief with respect to the financial statements and schedules and other financial, statistical and accounting data included in the Registration Statement or Prospectus).

         (c) You shall have received at the time of purchase and at the additional time of purchase, as the case may be, the opinion of Norton Rose, special international counsel to the Company, dated the time of purchase or the additional time of purchase, as the case may be, stating that:

         (i) eSpeed Securities International Limited has been duly incorporated and is validly existing as a corporation in good standing under the laws of England and Wales, with the requisite corporate power and authority to own, lease and operate its respective properties and to conduct its respective business; and all of the outstanding shares of capital stock of eSpeed Securities International Limited have been duly authorized and validly issued and are fully paid and non-assessable and, to the knowledge of such counsel, are owned by the Company;

         (ii) eSpeed Securities International Limited is duly qualified to do business as a foreign corporation in good standing in ;

         (iii) the execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby do not constitute, and will not result in, a Default Event under any provisions of the articles and memorandum of association of eSpeed Securities International Limited;

         (iv) each of the Assignment and Assumption Agreement (international version), the Joint Services Agreement and the Administrative Services Agreement has been duly authorized, executed and delivered by eSpeed Securities International Limited and constitutes a legal, valid and binding agreement of eSpeed Securities International Limited enforceable in accordance with its terms, subject to the qualification that the enforceability of the obligations of eSpeed Securities International Limited thereunder may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equitable principles; and none of the execution, delivery and performance of the Assignment and Assumption Agreements, the Joint Services Agreement and the Administrative Services Agreement, the consummation of the transactions contemplated thereby or the contribution to and the acquisition by the Company and its Subsidiaries of assets as described in the Prospectus under the caption "Relationship with Cantor -- The Formation Transactions," constitutes or will result in a Default Event under any provisions of the charter or by-laws of eSpeed Securities International Limited; and

         (v) nothing has come to such counsel's attention that causes them to believe that the statements with respect to regulatory matters (solely insofar as such statements pertain to England and Wales) included in the Prospectus, as of its date and as of the date of such opinion, contained or contains an untrue statement of material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         (d) You shall have received from Deloitte & Touche LLP letters dated, respectively, the date of this Agreement and the time of purchase and additional time of purchase, as the case may be, and addressed to the Underwriters (with reproduced copies for each of the Underwriters) in the forms heretofore approved by WDR.

         (e) You shall have received at the time of purchase and at the additional time of purchase, as the case may be, the opinion of Dewey Ballantine LLP, counsel for the Underwriters, dated the time of purchase or the additional time of purchase, as the case may be, with respect to the issuance and sale of the Shares by the Company, the Registration Statement, the Prospectus (together with any supplement thereto) and other related matters as the Underwriters may require.

         (f) No amendment or supplement to the Registration Statement or Prospectus shall at any time have been filed to which you have objected or shall object in writing.

         (g) The Registration Statement shall have become effective, at or before 5:30 P.M., New York City time, on the date of this Agreement, unless a later time shall be agreed to by the Company and you in writing or by telephone, confirmed in writing, and, if Rule 430A under the Act is used, the Prospectus shall have been filed with the Commission no later than 5:30 P.M., New York City time, on the second full business day after the date of this Agreement; provided, however, that the Company and you and any group of Underwriters, including you, who have agreed hereunder to purchase in the aggregate at least 50% of the Firm Shares may from time to time agree on a later date.

         (h) Prior to the time of purchase or the additional time of purchase, as the case may be, (i) no stop order with respect to the effectiveness of the Registration Statement shall have been issued under the Act or proceedings initiated under Section 8(d) or 8(e) of the Act; (ii) the Registration Statement and all amendments thereto, or modifications thereof, if any, shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and (iii) the Prospectus and all amendments or supplements thereto, or modifications thereof, if any, shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading.

         (i) Between the time of execution of this Agreement and the time of purchase or the additional time of purchase, as the case may be, (i) no material and adverse change, financial or otherwise (other than as referred to in the Registration Statement and Prospectus), in the operations, business, condition or prospects of the Company and the Subsidiaries taken as a whole shall occur or become known and (ii) no transaction which is material and unfavorable to the Company shall have been entered into by the Company or any of the Subsidiaries.

         (j) Each of the Company, the Parent and the Selling Stockholder will, at the time of purchase or additional time of purchase, as the case may be, deliver to you a certificate of the Company, the Parent or the Selling Stockholder, as the case may be, signed by two of its executive officers or partners to the effect that the representations and warranties of the Company, the Parent or the Selling Stockholder, as the case may be, as set forth in this Agreement are true and correct as of each such date, that the Company, the Parent or the Selling Stockholder, as the case may be, has performed such of its obligations under this Agreement as are to be performed at or before the time of purchase and at or before the additional time of purchase, as the case may be, and the conditions set forth in paragraphs (h) and (i) of this
Section 6 have been met.

         (k) You shall have received signed letters, dated the date of this Agreement, from each of the holders of Common Stock and securities convertible into or exchangeable or exercisable for Common Stock (including the Parent and the Selling Stockholder) in the form and to the effect contemplated by Section 3(i)(r).

         (l) The Company, the Parent and the Selling Stockholder shall have furnished to you such other documents and certificates as to the accuracy and completeness of any statement in the Registration Statement and the Prospectus as of the time of purchase and the additional time of purchase, as the case may be, as you may reasonably request.

         (m) The Shares shall have been approved for listing for quotation on NASDAQ, subject only to notice of issuance at or prior to the time of purchase or the additional time of purchase, as the case may be.

         (n) The Formation Transactions shall have been completed substantially in the manner contemplated by the Prospectus.

         7. Effective Date of Agreement; Termination. This Agreement shall become effective (i) if Rule 430A under the Act is not used, when you shall have received notification of the effectiveness of the Registration Statement, or
(ii) if Rule 430A under the Act is used, when the parties hereto have executed and delivered this Agreement.

         The obligations of the several Underwriters hereunder shall be subject to termination in the absolute discretion of you or any group of Underwriters (which may include you) which has agreed to purchase in the aggregate at least 50% of the Firm Shares, (a) if, since the time of execution of this Agreement or the respective dates as of which information is given in the Registration Statement and Prospectus, there has been any material adverse and unfavorable change, financial or otherwise (other than as referred to in the Registration Statement and Prospectus), in the operations, business, condition or prospects of the Company and the Subsidiaries taken as a whole, which would, in your judgment or in the judgment of such group of Underwriters, make it impracticable to market the Shares, or (b) if, at any time prior to the time of purchase or, with respect to the purchase of any Additional Shares, the additional time of purchase, as the case may be, trading in securities on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market shall have been suspended or limitations or minimum prices shall have been established on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market, or if a banking moratorium shall have been declared either by the United States or New York State authorities, or if the United States shall have declared war in accordance with its constitutional processes or there shall have occurred any material outbreak or escalation of hostilities or other national or international calamity or crisis of such magnitude in its effect on the financial markets of the United States as, in your judgment or in the judgment of such group of Underwriters, to make it impracticable to market the Shares.

         If any Underwriter elects to terminate this Agreement as provided in this Section 7, the Company, the Parent, the Selling Stockholder and each other Underwriter shall be notified promptly by letter or telegram from such terminating Underwriter.

         If the sale to the Underwriters of the Shares, as contemplated by this Agreement, is not carried out by the Underwriters for any reason permitted under this Agreement or if such sale is not carried out because the Company, the Parent or the Selling Stockholder shall be unable to comply with any of the terms of this Agreement, the Company and the Parent shall not be under any obligation or liability under this Agreement (except to the extent provided in Sections 4(i)(1), 5 and 9 hereof), and the Underwriters shall be under no obligation or liability to the Company, the Parent and the Selling Stockholder under this Agreement (except to the extent provided in Section 9 hereof) or to one another hereunder.

         8. Increase in Underwriters' Commitments. Subject to Sections 6 and 7, if any Underwriter shall default in its obligation to purchase and pay for the Firm Shares to be purchased by it hereunder (otherwise than for a reason sufficient to justify the termination of this Agreement under the provisions of
Section 7 hereof) and if the number of Firm Shares which all Underwriters so defaulting shall have agreed but failed to purchase and pay for does not exceed 10% of the total number of Firm Shares, the non-defaulting Underwriters shall purchase and pay for (in addition to the aggregate number of Firm Shares they are obligated to purchase pursuant to Section 1 hereof) the number of Firm Shares agreed to be purchased by all such defaulting Underwriters, as hereinafter provided. Such Shares shall be purchased and paid for by such non-defaulting Underwriter or Underwriters in such amount or amounts as you may designate with the consent of each Underwriter so designated or, in the event no such designation is made, such Shares shall be purchased and paid for by all non-defaulting Underwriters pro rata in proportion to the aggregate number of Firm Shares set opposite the names of such non-defaulting Underwriters in Schedule A.

         Without relieving any defaulting Underwriter from its obligations hereunder, the Company and the Selling Stockholder agree with the non-defaulting Underwriters that they will not sell any Firm Shares hereunder unless all of the Firm Shares are purchased by the Underwriters (or by substituted Underwriters selected by you with the approval of the Company and the Selling Stockholder or selected by the Company and the Selling Stockholder with your approval).

         If a new Underwriter or Underwriters are substituted by the Underwriters or by the Company and the Selling Stockholder for a defaulting Underwriter or Underwriters in accordance with the foregoing provision, the Company and the Selling Stockholder or you shall have the right to postpone the time of purchase for a period not exceeding five business days in order that any necessary changes in the Registration Statement and Prospectus and other documents may be effected.

         The term Underwriter as used in this Agreement shall refer to and include any Underwriter substituted under this Section 8 with like effect as if such substituted Underwriter had originally been named in Schedule A.

         If the aggregate number of Shares which the defaulting Underwriter or Underwriters agreed to purchase exceeds 10% of the total number of Shares which all Underwriters agreed to purchase hereunder, and if neither the non-defaulting Underwriters nor the Company shall make arrangements within the five business day period stated above for the purchase of all the Shares which the defaulting Underwriter or Underwriters agreed to purchase hereunder, this Agreement shall be terminated without further act or deed and without any liability on the part of the Company, the Parent and the Selling Stockholder to any non-defaulting Underwriter and without any liability on the part of any non-defaulting Underwriter to the Company, the Parent and the Selling Stockholder. Nothing in this paragraph, and no action taken hereunder, shall relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

         9. Indemnity and Contribution.

         (a) The Company, the Parent and the Selling Stockholder jointly and severally agree to indemnify, defend and hold harmless each Underwriter, its partners, directors and officers, and any person who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, any such Underwriter or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or in a Prospectus (the term Prospectus for the purpose of this Section 9 being deemed to include any Preliminary Prospectus, the Prospectus and the Prospectus as amended or supplemented by the Company), or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated in either such Registration Statement or Prospectus or necessary to make the statements made therein not misleading, except insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information furnished in writing by or on behalf of any Underwriter (in its capacity as such) through you (in your capacity as representatives of the several Underwriters) to the Company expressly for use with reference to such Underwriter (in its capacity as such) in such Registration Statement or such Prospectus or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in such Registration Statement or such Prospectus or necessary to make such information not misleading, provided, however, that the indemnity agreement contained in this subsection (a) with respect to any Preliminary Prospectus or amended Preliminary Prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such loss, damage, expense, liability or claim purchased the Shares which is the subject thereof if the Prospectus corrected any such alleged untrue statement or omission and if such Underwriter failed to send or give a copy of the Prospectus to such person at or prior to the written confirmation of the sale of such Shares to such person, unless the failure is the result of noncompliance by the Company with Section 4(i)(g) hereof

         If any action, suit or proceeding (together, a "Proceeding") is brought against an Underwriter or any such person in respect of which indemnity may be sought against the Company, the Parent and the Selling Stockholder pursuant to the foregoing paragraph, such Underwriter or such person shall promptly notify the Company, the Parent and the Selling Stockholder in writing of the institution of such Proceeding and the Company shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; provided, however, that the omission to so notify the Company, the Parent and the Selling Stockholder shall not relieve the Company, the Parent and the Selling Stockholder from any liability which the Company, the Parent and the Selling Stockholder may have to any Underwriter or any such person or otherwise. Such Underwriter or such person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Underwriter or of such person unless the employment of such counsel shall have been authorized in writing by the Company in connection with the defense of such Proceeding or the Company shall not have, within a reasonable period of time in light of the circumstances, employed counsel to have charge of the defense of such Proceeding or such indemnified party or parties shall have reasonably concluded, based on the written advice of counsel, that there may be defenses available to it or them which are different from, additional to or in conflict with those available to the Company, the Parent and the Selling Stockholder (in which case the Company shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the Company, the Parent and the Selling Stockholder and paid as incurred (it being understood, however, that the Company, the Parent and the Selling Stockholder shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). The Company, the Parent and the Selling Stockholder shall not be liable for any settlement of any Proceeding effected without the Company's written consent but if settled with the written consent of the Company, the Company, the Parent and the Selling Stockholder jointly and severally agree to indemnify and hold harmless any Underwriter and any such person from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this paragraph, then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without the Company's written consent if (i) such settlement is entered into more than 60 business days after receipt by the indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days' prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault, culpability or a failure to act, by or on behalf of such indemnified party.

         (b) Each Underwriter severally agrees to indemnify, defend and hold harmless the Company, its directors and officers, and any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, the Parent and the Selling Stockholder and the successors and assigns of all of the foregoing persons from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, the Company, the Parent, the Selling Stockholder or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information furnished in writing by or on behalf of such Underwriter (in its capacity as such) through you (in your capacity as representatives of the several Underwriters) to the Company expressly for use with reference to such Underwriter (in its capacity as such) in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or in a Prospectus, or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in such Registration Statement or such Prospectus or necessary to make such information not misleading.

         If any Proceeding is brought against the Company, the Parent, the Selling Stockholder or any such person in respect of which indemnity may be sought against any Underwriter pursuant to the foregoing paragraph, the Company, the Parent, the Selling Stockholder or such person shall promptly notify such Underwriter in writing of the institution of such Proceeding and such Underwriter shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; provided, however, that the omission to so notify such Underwriter shall not relieve such Underwriter from any liability which such Underwriter may have to the Company, the Parent, the Selling Stockholder or any such person or otherwise. The Company, the Parent, the Selling Stockholder or such person shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Company, the Parent, the Selling Stockholder or such person unless the employment of such counsel shall have been authorized in writing by such Underwriter in connection with the defense of such Proceeding or such Underwriter shall not have, within a reasonable period of time in light of the circumstances, employed counsel to have charge of the defense of such Proceeding or such indemnified party or parties shall have reasonably concluded, based on the written advice of counsel, that there may be defenses available to it or them which are different from or additional to or in conflict with those available to such Underwriter (in which case such Underwriter shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties, but such Underwriter may employ counsel and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such Underwriter), in any of which events such fees and expenses shall be borne by such Underwriter and paid as incurred (it being understood, however, that such Underwriter shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). No Underwriter shall be liable for any settlement of any such Proceeding effected without the written consent of such Underwriter but if settled with the written consent of such Underwriter, such Underwriter agrees to indemnify and hold harmless the Company, the Parent, the Selling Stockholder and any such person from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this paragraph, then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days' prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding.

         (c) The Company, the Parent and the Selling Stockholder hereby confirm that at their request WDR has without compensation acted as "qualified independent underwriter" (in such capacity, the "QIU") within the meaning of Rule 2720 of the Conduct Rules of NASDR in connection with the offering of the Shares. The Company, the Parent, and the Selling Stockholder agree to indemnify and hold harmless the QIU, the directors, officers, employees and agents of the QIU and each person who controls the QIU within the meaning of either the Act or the Exchange Act against any and all losses, damages, expenses, liabilities, or claims, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, damages, expenses, liabilities or claims (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement for the registration of the Shares as originally filed or in any amendment thereof, or in any Preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, damage, expense, liability or claim; provided, however, that none of the Company, the Parent or the Selling Stockholder will be liable in any such case to the extent that any such loss, damage, expense, liability or claim arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of the QIU (in its capacity as such) through the representatives of the several Underwriters (in their capacity as such) specifically for inclusion therein. This indemnity agreement will be in addition to any liability that the Company, the Parent and the Selling Stockholder may otherwise have.

         (d) If the indemnification provided for in this Section 9 is unavailable to an indemnified party under subsections (a), (b) and (c) of this
Section 9 in respect of any losses, damages, expenses, liabilities or claims referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, damages, expenses, liabilities or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, the Parent and the Selling Stockholder on the one hand and the Underwriters on the other hand from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, the Parent and the Selling Stockholder on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, damages, expenses, liabilities or claims, as well as any other relevant equitable considerations. The relative benefits received by the Company, the Parent and the Selling Stockholder on the one hand and the Underwriters on the other shall be deemed to be in the same respective proportions as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company and the Selling Stockholder and the total underwriting discounts and commissions received by the Underwriters, bear to the aggregate public offering price of the Shares. Benefits received by the QIU in its capacity as "qualified independent underwriter" shall be deemed to be equal to the compensation received by the QIU acting in such capacity. The relative fault of the Company, the Parent and the Selling Stockholder on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company, the Parent or by the Selling Stockholder or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, damages, expenses, liabilities and claims referred to in this subsection shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating, preparing to defend or defending any Proceeding.

         (e) The Company, the Parent and the Selling Stockholder and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in subsection (d) above. Notwithstanding the provisions of this
Section 9, in no case shall (i) any Underwriter be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by such Underwriter and distributed to the public were offered to the public exceeds the amount of any damage which such Underwriter has otherwise been required to pay by reason of such untrue statement or alleged untrue statement or omission or alleged omission or (ii) the QIU in its capacity as such be responsible for any amount in excess of the compensation received by the QIU for acting in such capacity. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this
Section 9 are several in proportion to their respective underwriting commitments and not joint.

         (f) The indemnity and contribution agreements contained in this Section 9 and the covenants, warranties and representations of the Company, the Parent and the Selling Stockholder contained in this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of any Underwriter, its partners, directors or officers or any person (including each partner, officer or director of such person) who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, or by or on behalf of either of the Company, the Parent or the Selling Stockholder, their directors or officers or any person who controls any of the Company, the Parent or the Selling Stockholder within the meaning of Section 15 of the Act or
Section 20 of the Exchange Act, and shall survive any termination of this Agreement or the issuance and delivery of the Shares. The Company, the Parent, the Selling Stockholder and each Underwriter agree promptly to notify each other of the commencement of any Proceeding against it and, in the case of the Company, the Parent or the Selling Stockholder, against any of the officers, directors or partners of the Company, the Parent or the Selling Stockholder, as the case may be, in connection with the issuance and sale of the Shares, or in connection with the Registration Statement or Prospectus.

         10. Directed Share Program

         (a) As part of the offering contemplated by this Agreement, the Underwriters agree to reserve out of the Shares up to 425,000 Shares for sale to the employees, officers, and directors of the Company and the Parent and other parties associated with the Company and the Parent (collectively, "Participants"), as set forth in the Prospectus under the heading "Underwriting" (the "Directed Share Program"). The Shares to be sold by the Underwriters pursuant to the Directed Share Program will be sold by the Underwriters pursuant to this Agreement at the public offering price. Any Directed Shares not purchased by Participants will be offered to the public by the Underwriters as set forth in the Prospectus.

         (b) With respect to Directed Shares sold outside the United States, the Company and the Parent represent and warrant to the Underwriters that (i) the Registration Statement, the Prospectus, each Preliminary Prospectus and all other materials distributed in connection with the Directed Share Program comply in all material respects, and any further amendments or supplements to any of the foregoing will comply in all material respects, with any applicable laws or regulations of foreign jurisdictions in which the Prospectus, any Preliminary Prospectus, as amended or supplemented, and any additional materials are distributed in connection with the Directed Share Program and that (ii) no authorization, approval, consent, license, order, registration or qualification of or with any government, governmental instrumentality or court, other than such as have been obtained, is necessary under the securities laws and regulations of foreign jurisdictions in which the Directed Shares are offered outside the United States. The Company and the Parent covenant with the Underwriters that the Company and the Parent will comply in all material respects with all applicable securities and other applicable laws, rules and regulations in each foreign jurisdiction in which the Directed Shares are offered in connection with the Directed Share Program.

         (c) The Company and the Parent will ensure that the Directed Shares will be restricted to the extent required by the NASD or the NASD rules from sale, transfer, assignment, pledge or hypothecation for a period of three months following the date of the effectiveness of the Registration Statement. WDR will notify the Company as to which Participants will need to be so restricted. The Company will direct the removal of such transfer restrictions upon the expiration of such period of time.

         (d) The Company and the Parent agree, jointly and severally, to indemnify and hold harmless each Underwriter and the QIU, their respective partners, directors and officers, and any person who controls any Underwriter or the QIU within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) related to, arising out of, or in connection with the Directed Share Program, provided that, the Company and the Parent shall not be responsible for any loss, damage, expense, liability or claim that is finally judicially determined to have resulted from the bad faith or gross negligence of the Underwriters.

         11. Notices. Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing or by telegram and, if to the Underwriters, shall be sufficient in all respects if delivered or sent to Warburg Dillon Read LLC, 299 Park Avenue, New York, N.Y. 10171-0026, Attention:
Syndicate Department; if to the Company, shall be sufficient in all respects if delivered or sent to the Company at the offices of the Company at One World Trade Center, 105th Floor, New York, New York 10048, Attention: Stephen M. Merkel, Senior Vice President, General Counsel and Secretary; if to the Parent, shall be sufficient in all respects if delivered or sent to the Parent at the offices of the Parent at One World Trade Center, 105th Floor, New York, New York 10048, Attention: Stephen M. Merkel, Senior Vice President, General Counsel and Secretary; and, if to the Selling Stockholder, shall be sufficient in all respects if delivered or sent to the Selling Stockholder at the offices of the Selling Stockholder at One World Trade Center, 105th Floor, New York, New York 10048, Attention: Stephen M. Merkel, Senior Vice President, General Counsel and Secretary.

         12. Governing Law; Construction. This Agreement and any claim, counterclaim or dispute of any kind or nature whatsoever arising out of or in any way relating to this Agreement ("Claim"), directly or indirectly, shall be governed by, and construed in accordance with, the laws of the State of New York. The Section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

         13. Submission to Jurisdiction. Except as set forth below, no Claim may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have jurisdiction over the adjudication of such matters, and you, the Company, the Parent and the Selling Stockholder consent to the jurisdiction of such courts and personal service with respect thereto. The Company, the Parent and the Selling Stockholder hereby consent to personal jurisdiction, service and venue in any court in which any Claim arising out of or in any way relating to this Agreement is brought by any third party against an Underwriter or any indemnified party. Each Underwriter, the Company (on its behalf and, to the extent permitted by applicable law, on behalf of its partners and affiliates), the Parent (on its behalf and, to the extent permitted by applicable law, on behalf of its partners and affiliates) and the Selling Stockholder (on its behalf and, to the extent permitted by applicable law, on behalf of its partners and affiliates) waives all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement. The Company, the Parent and the Selling Stockholder agree that a final judgment in any such action, proceeding or counterclaim brought in any such court shall be conclusive and binding upon the Company, the Parent or the Selling Stockholder, as the case may be, and may be enforced in any other courts in the jurisdiction of which the Company, the Parent or the Selling Stockholder is or may be subject, by suit upon such judgment.

         14. Parties at Interest. The Agreement herein set forth has been and is made solely for the benefit of the Underwriters, the QIU, the Company, the Parent and the Selling Stockholder and, to the extent provided in Section 9 and
Section 10 hereof, the controlling persons, directors and officers referred to in such section, and their respective successors, assigns, heirs, personal representatives and executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from any of the Underwriters) shall acquire or have any right under or by virtue of this Agreement.

         15. Counterparts. This Agreement may be signed by the parties in one or more counterparts which together shall constitute one and the same agreement among the parties.

         16. Successors and Assigns. This Agreement shall be binding upon the Underwriters, the Company, the Parent and the Selling Stockholder and their successors and assigns and any successor or assign of any substantial portion of the Company's, the Parent's, and the Selling Stockholder's and any of the Underwriters' respective businesses and/or assets.

         17. Miscellaneous. Warburg Dillon Read LLC, an indirect, wholly owned subsidiary of UBS AG, is not a bank and is separate from any affiliated bank, including any U.S. branch or agency of Warburg Dillon Read LLC. Because Warburg Dillon Read LLC is a separately incorporated entity, it is solely responsible for its own contractual obligations and commitments, including obligations with respect to sales and purchases of securities. Securities sold, offered or recommended by Warburg Dillon Read LLC are not deposits, are not insured by the Federal Deposit Insurance Corporation, are not guaranteed by a branch or agency, and are not otherwise an obligation or responsibility of a branch or agency.

         A lending affiliate of Warburg Dillon Read LLC may have lending relationships with issuers of securities underwritten or privately placed by Warburg Dillon Read LLC. To the extent required under the securities laws, prospectuses and other disclosure documents for securities underwritten or privately placed by Warburg Dillon Read LLC will disclose the existence of any such lending relationships and whether the proceeds of the issue will be used to repay debts owed to affiliates of Warburg Dillon Read LLC.

                  If the foregoing correctly sets forth the understanding among the Company, the Parent, the Selling Stockholder and the Underwriters, please so indicate in the space provided below for the purpose, whereupon this letter and your acceptance shall constitute a binding agreement among the Company, the Parent, the Selling Stockholder and the several Underwriters.

                                                     Very truly yours,

                                                     eSPEED, INC.



                                                     By:   ---------------------
                                                           Name:
                                                           Title:


                             CANTOR FITZGERALD, L.P.



                                                     By:   ---------------------
                                                           Name:
                                                           Title:
Accepted and agreed to as of the
  date first above written

WARBURG DILLON READ LLC             CANTOR FITZGERALD SECURITIES
HAMBRECHT & QUIST LLC
THOMAS WEISEL PARTNERS LLC
As Representatives of the
Several Underwriters named
in Schedule A hereto
                                                     By:  ----------------------
                                                          Name:
                                                          Title:
By:  WARBURG DILLON READ LLC


By:   ________________________________
      Name:
      Title:

By:   _________________________________
      Name:
      Title:

                                   SCHEDULE A


                                                               Number of
Underwriter                                                   Firm Shares
WARBURG DILLON READ LLC

HAMBRECHT & QUIST LLC

THOMAS WEISEL PARTNERS LLC

CANTOR FITZGERALD & CO.
                                                               ---------

                                            Total.........     8,500,000
                                                               =========